American Century International Bond Funds Prospectus Supplement International Bond Fund
Supplement dated December 22, 2010 ¡ Prospectus dated November 1, 2010

The following paragraph is added as the third paragraph beneath the bullet points under What are the principal risks of investing in the fund? on page 7.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified.

Effective February 1, 2011, the fund’s benchmark will be the Barclays Capital Global Treasury, ex US.

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